UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 26, 2015

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03.  Creation of a Direct Financial Obligation

On August 26, 2015, Premier Financial Bancorp, Inc. (“Premier”) executed and delivered to First Guaranty Bank of Hammond, Louisiana (“First Guaranty”) a Promissory Note and Business Loan Agreement dated August 26, 2015 for the principal amount of $12,000,000, bearing interest at a fixed rate of 4.00% per annum and requiring 59 monthly principal payments of $143,000 plus accrued interest and one final principal and interest payment of $3,575,272.56 due on August 26, 2020.  The Promissory Note is secured by the pledge of 25% of Premier’s interest in Premier Bank, Inc. (a wholly owned subsidiary) under a Commercial Pledge Agreement dated August 26, 2015.  The proceeds of this note were used to refinance the $4,500,000 plus accrued interest amount due under Premier’s previous Promissory Note to First Guaranty bearing a floating rate of interest with a floor of 4.00% per annum; pay off the remaining $5,400,000 plus accrued interest due to Bankers’ Bank of Kentucky (“Bankers’ Bank”) under a Term Note dated September 8, 2010, bearing a floating rate of interest with a floor of 4.50% per annum; and pay the remaining $2,000,000 balance plus accrued interest due on Premier’s $5,000,000 Line of Credit with Bankers’ Bank that also bears a floating rate of interest with a floor of 4.50% per annum.

The August 26, 2015 Promissory Note with First Guaranty does not cancel the existing $3,000,000 Line of Credit with First Guaranty that expires on June 30, 2016 and is secured by the pledge of the same 25% of Premier’s interest in Premier Bank, Inc.  Also, the repayment of the amount outstanding on the Line of Credit with Bankers’ Bank does not terminate that Line of Credit.  However, the Bankers’ Bank Line of Credit is scheduled to mature on September 7, 2015.  Premier is working with Bankers’ Bank to extend the Line of Credit for another 12 month term.

Premier’s chairman owns approximately 23.8% of the voting stock of First Guaranty Bancshares, parent company for First Guaranty.  However, Premier’s board of directors, the chairman obstaining, and audit committee determined prior to its vote to authorize the company to enter into the loan transaction that the terms of the financing, including the interest rate and collateral, were no less favorable than those which could be obtained from other financial institutions.

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01.                          Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 – Business Loan Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.

Exhibit 10.2 – Promissory Note between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.

Exhibit 10.3 – Commercial Pledge Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.

Exhibit 10.4 – Line of Credit Renewal Agreement between Premier Financial Bancorp, Inc. and The Bankers’ Bank of Kentucky, Inc. dated September 7, 2014 filed as Exhibit 10.4 to Form 8-K filed on October 10, 2014 is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: August 27, 2015                                                                                                              Brien M. Chase, Senior Vice President
  and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Business Loan Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.
10.2	Promissory Note between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.
10.3	Commercial Pledge Agreement between Premier Financial Bancorp, Inc. and First Guaranty Bank, Hammond, Louisiana, dated August 26, 2015.